EXHIBIT 3.3

Number                             [Logo]                              Shares

--------                                                             ----------

                       JEREMY'S MICROBATCH ICE CREAMS, INC
              Incorporated Under the Laws of the State of Delaware.

See Reverse Side For                                           CUSIP __________
Certain Definitions

                                  COMMON STOCK.

           Authorized Capitalization: 5,000,000 Shares of Common Stock
                                        500,000 Shares of Preferred Stock

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF Jeremy's Microbatch Ice Creams, Inc., transferrable only on the books of the Corporation by the holder hereof in person or by his or her duly authorized attorney, on surrender of this Certificate properly endorsed.


This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the corporation.


WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers


Dated:______________________                 GEN TRAK, INC.


                                      -----------------          --------------
                                         Secretary                  President


Countersigned and registered
         StockTrans, Inc.
          Transfer Agent and
          Registrar

By:___________________________
       Authorized Signature

                     [REVERSE OF COMMOIN STOCK CERTIFICATE]

                      JEREMY'S MICROBATCH ICE CREAMS, INC.


     The Corporation will furnish without charge a statement of the powers, designations, preferences and relative participating , optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                UNIF GIFT MIN ACT_________ Custodian _________
                                                                (Cust)             (Minor)
TEN ENT - as tenants by the entireties               under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of
          survivorship and not as tenants            Act _______________________
          in common                                            (State)

UNIF TRANS MIN ACT _________ Custodian ____________ under Uniform Transfers to Minors Act of
                    (Cust)               (Minor)
-----------------------
         (State)


                                            Additional abbreviations may also
                                            be Used though not in the above list


For Value Received ____________________________ hereby sell, assign and transfer unto

Please insert Social Security or Other
     Identifying Number of Assignee

---------------------------------------


--------------------------------------------------------------------------------
 Please print or typewrite name and address, including the zip code of assignee
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_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and apppoint
_______________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the _________________.

                                 NOTICE:________________________________________
                                        The signatures to this Assignment must
                                        correspond with the name(s) upon the
                                        face of this Certificate in every
                                        particular without alteration or
                                        enlargement or any change whatsoever.

               SIGNATURES GUARANTEED:____________________________________
                                     The signature must be guaranteed by
                                     an eligible Guarantor institution
                                     banks, stockbrokers, savings And loan
                                     associations and credit unions with
                                     Membership in an approved signature
                                     guarantee medallion program pursuant
                                     to SEC Rule 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE BANK WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.